UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300, Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The NASDAQ Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Emerald Creek Capital Loan.

On May 7, 2021, Reading International, Inc. (“Company”), through its subsidiaries, Reading Tammany Owner, LLC and US Development, LLC (collectively, the “Borrowers”) obtained a loan in the original principal amount of $55.0 million (the “Loan”) from Emerald Creek Capital 3, LLC (“Lender”) pursuant to a first mortgage loan agreement, dated May 7, 2021 (the “Loan Agreement”), which Loan is secured by a first priority security interest in 44 Union Square, New York, New York (commonly known as Tammany Hall). The principal terms of the Loan are as follows: (i) the term of the Loan is three years with two one-year options to extend; (ii) the amortization schedule is interest only for the entire term at an interest rate equal to one month LIBOR plus six and ninety hundredths percent (LIBOR + 6.90%) with a floor of seven percent (7.00%); and (iii) Borrowers may prepay the Loan at any time on sixty (60) days’ notice subject to a prepayment fee equal to the positive difference (if any) between the interest paid up to and including the prepayment date and twelve (12) month’s interest. In other words, there is effectively no prepayment fee if the Loan is prepaid after the first twelve (12) months.

The Company has provided certain guarantees and indemnities in support of the Loan including a carry guaranty, a completion guaranty, a recourse guaranty and an environmental indemnity.

On May 7, 2021, Lender disbursed the Loan proceeds to Borrowers, subject to certain customary reserves.

The description of the Loan and the Loan Agreement contained herein is qualified in its entirety by reference to the Loan Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: May 13, 2021	By:	/s/ Gilbert Avanes
	Name:	Gilbert Avanes
	Title:	Executive Vice President, Chief Financial Officer and Treasurer